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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                    Pursuant to Section 13 or 149d) of the
                       Securities Exchange Act of 1934


                                 January 6, 1997
                Date of Report (Date of earliest event reported)


                                 BRC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-8615                  75-1533071
 (State or Other Jurisdiction        Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


       1111 W. Mockingbird Lane
              Suite 1500
             Dallas, Texas                                       75247
(Address of Principal Executive Offices)                       (Zip Code)


                                   (214) 688-1800
                (Registrant's Telephone Number, Including Area Code)


                                        N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     (a)  Press Release by MatriDigm Corporation.

          On January 6, 1997, MatriDigm Corporation ("MatriDigm") issued a press release, attached hereto as Exhibit 99.1, regarding, among other things, its business relationship with the Registrant.

     (b)  Agreements with MatriDigm Corporation.

          The Registrant is a party to a Sales Representative Agreement (the "Sales Agreement") dated as of July 22, 1996 with MatriDigm pursuant to which the Registrant acts as a sales representative for MatriDigm with regard to the provision of computer code conversion services, consisting of processing, upgrading or supplementing software code in such a fashion as to enable software programs and records to function subsequent to the year 1999. In addition, the Registrant has also agreed to promote MatriDigm's computer code conversion services to certain health care related businesses and to state and local governments (collectively, the "Preferred Industries") and to providers of computer and software services to the Preferred Industries. The Sales Agreement provides for a twenty percent commission to the Registrant on sales by the Registrant of MatriDigm's computer code conversion services generally, for so long as the Registrant achieves predetermined sales quotas. In addition, subject to certain conditions, the Registrant is entitled to a one percent commission on all sales by MatriDigm of computer code conversion services to the Preferred Industries. The Sales Agreement terminates on December 31, 2001, unless previously terminated for breach.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          10.1 Consulting Agreement, dated as of October 1, 1996 between MatriDigm and the Registrant. (Filed herewith.)

          10.2 Common Stock Purchase Agreement, dated as of October 23, 1996, among MatriDigm and Registrant. (Filed herewith.)

          10.3 Preferred Stock Purchase and Put Option Agreement, dated as of December 2, 1996 among MatriDigm, Zitel Corporation and the Registrant. (Filed herewith.)

          99.1  Press Release dated January 6, 1996.  (Filed herewith.)

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRC HOLDINGS, INC.

DATE:  January 16, 1997               BY:  /s/ Thomas E. Kiraly
                                           -----------------------------------
                                           Thomas E. Kiraly
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

     NO.    DESCRIPTION
     ----   -----------

     10.1 Consulting Agreement, dated as of October 1, 1996 between MatriDigm and the Registrant. (Filed herewith.)

     10.2 Common Stock Purchase Agreement, dated as of October 23, 1996, among MatriDigm and Registrant. (Filed herewith.)

     10.3 Preferred Stock Purchase and Put Option Agreement, dated as of December 2, 1996 among MatriDigm, Zitel Corporation and the Registrant. (Filed herewith.)

     99.1   Press Release dated January 6, 1996.  (Filed herewith.)